EXHIBIT 99.5

575255

ROTHSCHILD

STRICTLY PRIVATE AND CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
REFLECTS ATTORNEY WORK PRODUCT

GT ADVANCED TECHNOLOGIES

Business Plan Update

October 30, 2015

Disclaimer

This summary presentation (this "Presentation") is based on information provided by GT Advanced Technologies Inc. (together with its subsidiaries, "GTAT" or the "Company") together with publicly available information. It is being delivered on behalf of the Company by its financial advisor, Rothschild Inc. ("Rothschild"), to a limited number of parties who may be interested in a possible transaction with the Company (the "Transaction"). This Presentation is being provided to you pursuant to the confidentiality agreement entered into between you and the Company.

THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES AND DOES NOT CONSTITUTE ANY FORM OF COMMITMENT OR RECOMMENDATION ON THE PART OF THE COMPANY OR ROTHSCHILD OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, AFFILIATES OR ASSOCIATED COMPANIES.

This Presentation provides summary information only and is being delivered solely for informational purposes. This Presentation does not purport to be all-inclusive or to contain all the information that a recipient may desire in investigating the Company nor to give any legal, tax or financial advice to the recipient of this Presentation. The sole purpose of this Presentation is to assist the recipient in deciding whether it wishes to proceed with a further investigation of the Transaction. The use of this Presentation for any other purpose is not authorized. Neither the Company nor Rothschild make any express or implied representation or warranty as to the accuracy or completeness of the information contained herein or made available (whether communicated in oral or written form) in connection with any further investigation of the Company. Any estimates and projections contained herein are based upon estimates and projections provided by the Company and involve numerous significant subjective determinations, which may or may not prove to be accurate. Accordingly, no representation or warranty can be made or is made by the Company or Rothschild as to the accuracy or achievability of any such valuations, estimates or projections. Each of the Company and Rothschild expressly disclaim any and all liability which may be based on such information, errors or omissions contained in this Presentation or on any other written or oral communications transmitted to any party in the course of its evaluation of or entering into any Transaction with the Company. In furnishing this Presentation, neither the Company nor Rothschild undertakes any obligation to provide the recipient with access to any additional information or to update or otherwise revise this Presentation following its distribution.

The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

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The Company has retained Rothschild as its exclusive financial advisor in connection with the potential Transaction. All inquiries or communications relating to this document or to a Transaction involving the Company should be directed to the Rothschild personnel identified herein.

Contents

ROTHSCHILD

575255

1. Overview

1.1 Overview

In light of the likely settlement with Apple (the "Revised Apple Settlement") and based on the weakness in the sapphire market, GTAT has revised its projections ("October BP")

- The following describes the key changes versus the Base Case BP presented in September ("September BP")

1

The Company has reflected no sales of ASFs at the Mesa auction. To the extent there are meaningful sales that require customer support, the Company may increase projected headcount levels

The October BP includes the following updates:

- Updated Mesa exit plan based on the Revised Apple Settlement
  - GTAT crates 364 ASFs in Mesa, of which 260 are planned to be retained, and incurs no further ASF de-installation or crating obligations
  - An auction is held for the remaining ASFs. No proceeds (which would be shared with Apple 50 / 50) from this auction are included in the projections
  - In the event the excess crated units (364 crated units by EOD Friday vs. 260 proposed to be stored) are not sold at the auction, GTAT intends to relocate these units and disassemble for spare parts. No benefit from these spare parts is included in the October BP
  - ASFs which are not retained and not sold through the auction will be abandoned and scrapped by Apple. Apple incurs the cost of scrapping and all net scrap proceeds (whether for ASFs scrapped by Apple or GTAT) are split 50 / 50
- GT Crystal Systems enters hibernation mode
  - No ASF sales are projected throughout the forecast period
  - Inventory carrying costs of $1.7m per annum for the [redacted] furnaces in Hong Kong and the [redacted] furnaces in the U.S.
    - HK storage costs based on the current rate of $1.1m per annum (excluding insurance)
    - US storage assumed to be in Mesa, at approximately $0.3m per annum (excluding insurance)
    - Reduced ASF opex, Asia and corporate overhead spend by approximately $13.0m per annum
- Other updates to the Business Plan:
  - Management incentive plan removed for all periods (needs to be recalibrated)
  - Updated capital expenditure assumptions
  - September cash matched for actuals
  - Poly / PV business reflects updates for anticipated contracted revenue and higher gross margins
  - Updated professional fees forecast
  - Merlin projections are unchanged but the Company's cash flows are shown both with and without Merlin to reflect the potential divestiture of Merlin
  - Due to anticipated writedowns to assets on the balance sheet, go-forward opex does not include depreciation
  - 2015 non-core asset sales have been reduced to $17.6m (vs. $21m) [redacted]

1.1 Overview (cont'd)

2 **The October BP does not contemplate an end to the hibernation mode for the GT Crystal Systems business**

[redacted]

3 **The October BP still forecasts receipt of a $24.0m tax refund in December**

[redacted]

575255

2. Updated financial outlook and liquidity

Facing Page 7

September BP vs. October BP


Revenue ($ in millions)
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
$41.8
$26.3
$100.6
$68.5
$148.5
$96.7
$360.0
290.0
FY15
FY16
FY17
FY18


Gross profit ($ in millions)
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
(20.0)
$13.1
($0.4)
$29.0
$31.1
$45.7
$30.6
$131.3
$108.8
FY15
FY16
FY17
FY18

[redacted]


FCF post-Apple payment($ in millions)
120.0
100.0
80.0
60.0
40.0
20.0
0.0
(20.0)
(40.0)
($32.7)
($32.8)
($4.3)
$2.1
$55.0
$55.0
$99.1
$83.5
FY15
FY16
FY17
FY18

September BP October BP

2.1 Updated financial outlook

September BP vs. October BP ($ in millions)

The tables below compare the September BP vs. the October BP

- Key changes relate to the hibernation of the GT Crystal Systems business, updated view on GT Solar and downsizing of cost structure

	September BP				October BP				Variance			
	FY15	FY16	FY17	FY18	FY15	FY16	FY17	FY18	FY15	FY16	FY17	FY18
GT Crystal Systems	$1.0	$36.8	$52.5	$70.0	$1.0	–	–	–	–	($36.8)	($52.5)	($70.0)
GT Solar	27.5	54.6	85.9	279.0	11.2	59.4	86.6	279.0	(16.3)	4.7	0.7	–
GT Industrial Systems	13.3	9.2	10.1	11.1	14.1	9.2	10.1	11.1	0.8	–	–	–
Revenue	**$41.8**	**$100.6**	**$148.5**	**$360.0**	**$26.3**	**$68.5**	**$96.7**	**$290.0**	**($15.5)**	**($32.0)**	**($51.8)**	**($70.0)**
COGS	(28.7)	(71.6)	(102.8)	(228.8)	(26.7)	(37.5)	(66.0)	(181.3)	2.0	34.1	36.8	47.5
Gross profit	**$13.1**	**$29.0**	**$45.7**	**$131.3**	**($0.4)**	**$31.1**	**$30.6**	**$108.8**	**($13.5)**	**$2.1**	**($15.1)**	**($22.5)**
GM %	*31.3%*	*28.8%*	*30.8%*	*36.5%*	*(1.5%)*	*45.3%*	*31.7%*	*37.5%*	*(32.8%)*	*16.5%*	*0.9%*	*1.0%*
R&D expense	(25.5)	(17.1)	(17.3)	(17.5)	(25.9)	(8.7)	(8.7)	(8.8)	(0.5)	8.4	8.5	8.7
SG&A expense	(30.0)	(18.2)	(18.4)	(18.7)	(29.0)	(11.9)	(11.8)	(11.9)	1.0	6.4	6.7	6.8
Sales comission and incentive plans	(2.0)	(3.5)	(3.6)	(3.7)	(0.0)	–	–	–	1.9	3.5	3.6	3.7
Total Opex	(57.5)	(38.8)	(39.3)	(39.9)	(55.0)	(20.5)	(20.5)	(20.7)	2.5	18.2	18.8	19.2
Operating income	**($44.4)**	**($9.8)**	**$6.4**	**$91.4**	**($55.4)**	**$10.5**	**$10.1**	**$88.1**	**($11.0)**	**$20.3**	**$3.7**	**($3.3)**
D&A	4.4	4.5	4.9	5.5	3.6	–	–	–	(0.8)	(4.5)	(4.9)	(5.5)
EBITDA	**($40.0)**	**($5.2)**	**$11.3**	**$96.9**	**($51.8)**	**$10.5**	**$10.1**	**$88.1**	**($11.7)**	**$15.8**	**($1.2)**	**($8.8)**
EBITDA %	*n.m.*	*(5.2%)*	*7.6%*	*26.9%*	*n.m.*	*15.4%*	*10.5%*	*30.4%*	*n.m.*	*20.6%*	*2.8%*	*3.5%*
[redacted]												
Capex	(7.5)	(5.3)	(4.5)	(7.0)	(7.4)	(3.5)	(3.3)	(5.8)	0.2	1.8	1.2	1.2
Non-core asset sales	19.4	1.9	–	–	17.6	–	–	–	(1.8)	(1.9)	–	–
Sale of [redacted]	–	9.0	–	–	–	9.0	–	–	–	–	–	–
FCF pre-Apple payment	**($32.4)**	**$12.3**	**$80.4**	**$132.9**	**($32.5)**	**$2.1**	**$55.0**	**$83.5**	**($0.1)**	**($10.2)**	**($25.4)**	**($49.4)**
Apple payment	(0.3)	(16.6)	(25.4)	(33.8)	(0.3)	–	–	–	–	16.6	25.4	33.8
FCF post-Apple payment	**($32.7)**	**($4.3)**	**$55.0**	**$99.1**	**($32.8)**	**$2.1**	**$55.0**	**$83.5**	**($0.1)**	**$6.4**	**($0.0)**	**($15.6)**
Memo:												
Merlin FCF	(15.9)	(4.2)	2.5	4.8	(15.8)	(4.3)	2.5	5.0	0.1	(0.1)	0.1	0.1
[redacted]												

ROTHSCHILD

Bridge from September BP to October BP

The table below presents the key changes to the BP. Both sets of financials assume a January 31, 2016 emergence. Key differences as of December 2016 are as follows:

- Higher actual cash balance at the end of September 2015 (+$4.6m)
- Hibernation of ASF business resulting in lower ASF proceeds (net of Apple payments & selling costs) (-$18.2m)
- Reduced ASF opex / storage costs as a result of hibernation (+$16.7m)
- Exclusion of $1.9m incentive payment in December 2015 and $3.5m in December 2016 (+5.4m)
- Cessation of crating expenses due to the Revised Apple Settlement reducing full year crating costs from $17m to ~$8m (+$6.0m) [1]
- Lower non-core asset sales (-$3.0m)
- Lower projected professional fees, primarily legal costs relating to the SEC investigation (+$3.7m)
- Delay of [redacted] vendor payment from Aug-16 to Feb-17 (+3.0m)
- Reduction in net exit financing need / administrative costs (-$18.2m)

Bridge from September BP to October BP ($ in millions)

	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16
September BP Closing Cash	$119.1	$107.3	$91.3	$79.9	$91.3	$74.0	$26.1	$26.0	$25.0	$25.1	$28.8	$33.2	$36.5	$28.7	$31.7	$34.5	$25.4
Actual performance to end of September	2.6	4.6	4.6	4.6	4.6	4.6	4.6	4.6	4.6	4.6	4.6	4.6	4.6	4.6	4.6	4.6	4.6
ASF proceeds (net of Apple payments & selling costs) [2]	–	–	–	–	–	–	(4.3)	(4.3)	(4.3)	(8.9)	(8.9)	(8.9)	(13.6)	(13.6)	(13.6)	(18.2)	(18.2)
Reduced ASF opex / storage costs	–	–	0.2	0.4	0.6	2.4	4.0	5.4	6.6	7.9	9.5	10.7	11.8	13.2	14.4	15.5	16.7
Exclusion of incentive payments	–	–	–	–	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	5.4
Reduced crating expense	–	–	3.0	2.7	6.0	6.0	6.0	6.0	6.0	6.0	6.0	6.0	6.0	6.0	6.0	6.0	6.0
Non-core asset sales / timing	–	–	(0.7)	0.2	(1.1)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)
Professional fees	–	–	1.1	1.4	2.1	3.7	3.7	3.7	3.7	3.7	3.7	3.7	3.7	3.7	3.7	3.7	3.7
Delay of [redacted] vendor payment	–	–	–	–	–	–	–	–	–	–	–	–	3.0	3.0	3.0	3.0	3.0
Decrease in net exit financing	–	–	–	–	–	–	(18.2)	(18.2)	(18.2)	(18.2)	(18.2)	(18.2)	(18.2)	(18.2)	(18.2)	(18.2)	(18.2)
Other	–	–	2.1	(3.0)	1.6	2.4	5.7	5.9	5.0	7.5	0.6	(3.6)	(5.8)	6.2	1.7	4.8	6.6
October BP closing cash	$121.7	$111.9	$101.7	$86.2	$107.1	$92.1	$26.5	$28.0	$27.4	$26.6	$25.0	$26.5	$27.0	$32.7	$32.2	$34.7	$32.1

Notes

1 Part of the savings are already captured in true-up to actuals through September

2 Revenue received from ASF unit less Apple payments and selling costs of ~$20/k per unit sold

2.2 Updated liquidity outlook

The following presents GTAT's liquidity projections based on the September BP vs. the October BP:

Dotted line assumes Merlin is divested post-emergence and excludes Merlin FCF after January 2016. No cash proceeds from the sale of Merlin are included. Would reduce exit financing need by approximately $4m

Consolidated closing cash forecast ($ in millions)


$140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
January 2016: Projected emergence date
Decline in cash at emergence due to repayment of the DIP and admin / priority claims. Exit financing sized in order to maintain cash above $25m
Assumes $24.0m tax refund is received in December
September BP
October BP
October BP (excl. Merlin)

	ASF Sales Volume						
	2Q'15	3Q'15	4Q'15	1Q'16	2Q'16	3Q'16	4Q'16
[redacted]							
October BP	2	–	–	–	–	–	–

	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16
September BP	$119.1	$107.3	$91.3	$79.9	$91.3	$74.0	$26.1	$26.0	$25.0	$25.1	$28.8	$33.2	$36.5	$28.7	$31.7	$34.5	$25.4
October BP	121.7	111.9	101.7	86.2	107.1	92.1	26.5	28.0	27.4	26.6	25.0	26.5	27.0	32.7	32.2	34.7	32.1
October BP (excl. Merlin)	121.7	111.9	101.7	86.2	107.1	92.1	29.4	31.9	30.2	30.2	29.8	28.9	30.3	36.9	34.0	37.3	35.9

ROTHSCHILD

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3. Updated emergence capital need

Facing Page 10

Claims summary

- Emergence date: January 31st, 2016
- Financing on exit
  - 3% fees on exit financing
  - New capital provided in the form of secured convertible PIK debt
- Post emergence minimum liquidity requirement of $25m
- Estimated administrative claims of $19.9m - $36.4m [1] excluding professional fees (summary below)
  - High end estimate for admin claims has been reduced from $47.8m to $36.4m due to further refinement of valid 503(b)(9) claims by A&M and Paul Hastings, in addition to a reduced range on potential cure costs
- Professional completion fees to be paid post-emergence [2]

Updated range based on latest from A&M

Current IRS claim of $52m, however management expects a resolution with allowed claims below $1m

Claims summary [1] ($ in millions)

Type	GTAT Inc.	GTAT Corp	GT HK	Other	Total
503(b)(9) / Admin / Priority trade claims	$0.2 - $0.4	$14.0 - $28.0	$2.5 - $5.0	$0.3 - $0.5	$17.0 - $30.0
Estimated Priority tax claims	TBD	0.1	–	--	0.1
Estimated Priority employee claims	0.1	0.2	0.0	0.0	0.3
Estimated Other Priority / Admin claims	1.0 - 1.5	1.5 - 2.0	--	–	2.5 - 3.5
Other post-petition trade payables	TBD	TBD	TBD	TBD	0.0 - 1.0
Cure costs	TBD	TBD	TBD	TBD	0.0 - 1.5
Total administrative claims	**$1.3 - $2.0**	**$15.8 - $30.3**	**$2.5 - $5.0**	**$0.3 - $0.5**	**$19.9 - $36.4**
Professional fees [2]	–	5.7	1.0	–	6.7
Total administrative claims and pro fees	**$1.3 - $2.0**	**$21.5 - $36.0**	**$3.5 - $6.0**	**$0.3 - $0.5**	**$26.6 - $43.1**

Notes

1 Preliminary report based on A&M estimates

2 Comprised of completion fees for debtor and UCC financial advisors

3.1 Updated emergence capital need

Cash pre-emergence assumes $24m tax refund is received in December 2015

Remains subject to further review

Cash trough assuming no exit financing in order to establish if additional capital is required to fully fund the Business Plan

- Cash trough under September BP: **April 2016**
- Cash trough under October BP: **June 2016**

Emergence capital need analysis ($ in millions)

		September BP	October BP
Uses of cash			
Admin / priority claims		$19.9 - $47.8	$19.9 - $36.4
Minimum cash		25.0	25.0
Debtor / UCC pro completion fees		6.7	6.7
Incremental plan sponsor / convert advisor fees [1]		5.7	5.7
Cash uses upon emergence excluding DIP		$57.3 - $85.2	$57.3 - $73.8
DIP repayment [2]		92.7	96.0
Uses of cash upon emergence		$150.0 - $177.9	$153.3 - $169.8
Less: Cash pre-emergence (Jan 31, 2016)		(74.0)	(92.1)
Implied liquidity gap upon emergence	A	$76.0 - $103.9	$61.2 - $77.7
Capital need post-emergence			
Cash trough post-emergence assuming no exit financing		(55.2) - (83.1)	(37.1) - (53.6)
Month of cash trough		April 2016	June 2016
Minimum cash required		25.0	25.0
Cash trough post-emergence plus minimum cash required		80.2 - 108.1	62.1 - 78.6
Additional capital need post-emergence	B	$4.2	$0.9
Net exit financing need		$80.2 - $108.1	$62.1 - $78.6
Exit financing fees (3% assumed)	C	2.4 - 3.2	1.9 - 2.4
Total exit financing need	A + B + C	$82.6 - $111.3	$64.0 - $81.0

Notes
1 Analysis assumes Plan sponsor's commitment is subject to the payment of their professionals' fees
2 September BP DIP balance is less than $95m due to mandatory prepayments (no mandatory prepayments are made in the October BP)

575255

Appendix A. Supplemental business plan information

[redacted]

A.2 Business Plan summary

The table below summarizes key metrics by business unit under the October Business Plan

2016	ASF	Poly	PV	ASMG	Corporate	Total *w/o Merlin*	Merlin	Total *All*
Revenue	–	30.1	5.6	9.2	–	44.9	23.6	68.5
Gross Profit	[redacted]							31.1
GM%	[redacted]							*45.3%*
OPEX	[redacted]							(20.5)
EBITDA	(1.7)	14.5	(1.6)	3.4	(5.8)	8.9	1.7	10.5
FCF	(1.7)	3.5	7.5	3.0	(5.9)	6.4	(4.3)	2.1

2017	ASF	Poly	PV	ASMG	Corporate	Total *w/o Merlin*	Merlin	Total *All*
Revenue	–	31.2	20.7	10.1	–	62.0	34.7	96.7
Gross Profit	[redacted]							30.6
GM%	[redacted]							*31.7%*
OPEX	[redacted]							(20.5)
EBITDA	(1.7)	2.5	4.4	4.2	(5.7)	3.8	6.4	10.1
FCF	(1.7)	56.2	(0.2)	3.9	(5.8)	52.5	2.5	55.0

2018	ASF	Poly	PV	ASMG	Corporate	Total *w/o Merlin*	Merlin	Total *All*
Revenue	–	189.6	41.0	11.1	–	241.6	48.4	290.0
Gross Profit	[redacted]							108.8
GM%	[redacted]							*37.5%*
OPEX	[redacted]							(20.7)
EBITDA	(1.7)	65.4	12.5	4.7	(5.7)	75.2	12.9	88.1
FCF	(1.7)	77.0	5.2	3.9	(5.8)	78.6	5.0	83.5

A.3 Asset Sales

Commodity-assets category	2015 Aug15 Fcst	Q1 actual	Q2 actual	Q3 actual	Q4 Fcst	2015 Oct15 Fcst	Delta
[redacted]							
Total Inventory	12.7	6.8	0.7	0.7	1.7	10.0	(2.8)
[redacted]							
Total Equipment	8.6	0.4	1.9	3.2	2.1	7.7	(0.9)
Total Inventory and Equipment	21.3	7.2	2.6	3.9	3.9	17.6	(3.7)

[redacted]

A.4 Professional Fees

As incurred

($000's)

		Actual Oct-14	Actual Nov-14	Actual Dec-14	Actual Jan-15	Actual Feb-15	Actual Mar-15	Actual Apr-15	Actual May-15	Actual Jun-15	Actual Jul-15	Fcst Aug-15	Fcst Sep-15	Fcst Oct-15	Fcst Nov-15	Fcst Dec-15	Fcst Jan-16	Fcst Feb-16	Dest Fees	Fcst Total
AS INCURRED - THROUGH JANUARY																				
FEES:																				
Company:																				
Paul Hastings	Restructuring Counsel	$1,496	$690	$875	$911	$959	$1,129	$1,062	$816	$780	$609	$600	$660	$665	$668	$668	$668			$ 14,866
Nixon Peabody	Local Counsel	65	58	27	20	29	12	10	4	10	6	4	15	15	15	30	30			300
Ropes & Gray	Corporate Counsel	371	313	408	417	451	552	1,206	1,112	839	809	168	671	367	367	367	367			8,844
Quinn Emanuel	Special Counsel	58	3	-	-	-	9	8	5	1	9	5	10	10	10	20	20			166
Rothschild	Investment Bank	147	175	200	200	200	200	200	200	200	200	200	200	200	200	200	200		3,539	7,061
A&M	Restructuring Advisors	836	645	402	382	335	305	206	135	183	126	127	135	150	150	250	250			4,417
KCC	Notice & Claims Agent	82	52	51	47	36	32	37	25	35	28	14	30	30	30	50	50			630
StoneTurn Group	Accountant to Corporate Counsel	-	-	-	-	21	103	175	136	138	165	49	50	29	29	29	29			954
UST	US Trustee Fees	18	18	16	15	15	15	14	14	14	15	15	15	15	15	15	15			249
UCC:																				
Kelley Drye	Restructuring Counsel	364	575	382	366	266	300	271	299	293	403	258	300	300	300	500	500			5,676
Devine Millimet & Branch	Local Counsel	41	33	23	34	28	33	28	13	29	31	14	30	30	30	30	30			443
EisnerAmper	Financial Advisor	13	62	60	90	79	54	64	65	75	34	35	15	15	20	25	25			732
Houlihan Lokey	Investment Bank	80	150	150	150	150	150	150	150	150	150	150	150	150	150	150	150		2,750	5,089
Restructuring Directors		56	58	58	36	38	39	35	35	35	38	38	38	38	38	38	38			654
HK Director		-	-	-	-	-	-	8	8	8	8	8	6	6	8	6	8			83
HK Counsel		-	-	-	-	-	-	34	4	4	4	12	12	12	12	12	12			116
Fee Examiner		-	-	-	-	-	-	-	-	82	39	55	50	50	50	50	50			426
Other Fees		-	0	0	0	2	1	1	-	0	-	-	-	-	-	-	-			5
DIP Financing Fees - Rothschild		-	-	-	-	-	-	-	-	-	713	-	-	-	-	-	-			713
Expenses		195	177	132	50	197	62	150	153	127	137	43	154	136	136	157	157			
Total Incurred		$ 3,626	$ 2,669	$ 2,709	$ 2,730	$ 2,709	$ 3,016	$ 3,741	$ 3,173	$ 2,880	$ 3,726	$ 1,793	$ 2,603	$ 2,520	$ 2,528	$ 2,899	$ 2,899	$ -	$ 6,889	$ 53,728

ROTHSCHILD

A.4 Professional Fees (cont'd)

As paid

($000's)

		Actual Dec-14	Actual Jan-15	Actual Feb-15	Actual Mar-15	Actual Apr-15	Actual May-15	Actual Jun-15	Actual Jul-15	Fcst Aug-15	Fcst Sep-15	Fcst Oct-15	Fcst Nov-15	Fcst Dec-15	Fcst Jan-16	Fcst Feb-16	Deal Fees	Fcst Total
AS PAID (FORECAST):																		
Company:																		
Paul Hastings	Restructuring Counsel	$ 1,198	$ 552	$ 700	$ 729	$ 1,551	$ 696	$ 366	$ 653	$ 613	$ 1,343	$ 460	$ 774	$ 774	$ 3,837			$ 14,966
Nixon Peabody	Local Counsel	52	15	21		58	10	8	3	8	14	3	12	12	85			300
Ropes & Gray	Corporate Counsel	297	250	326	334	663	441	1,013	889	671	1,218	134	537	293 57867	1,777			8,844
Quinn Emanuel	Special Counsel	47	2	-	-	12	7	5	4	1	11	4	8	8	57			166
Rothschild	Investment Bank		140	160	160	275	100	160	160	160	320	160	160	160	947	3,939		7,061
A&M	Restructuring Advisors	501	516	322	313	631	244	164	108	146	267	102	108	120	824			4,417
KCC	Notice & Claims Agent		185	47	36	32	37	25	35	28	14	30	30	30	100			630
StoneTurn Group	Accountant to Corporate Counsel	-	-	-	17	83	140	109	111	132	69	40	40	23	192			954
UST	US Trustee Fees		55			45			41			45			60			246
UCC:																		
Kelley Drye	Restructuring Counsel	291	460	306	292	550	240	217	239	235	525	206	240	240	1,636			5,676
Devine Millimet & Branch	Local Counsel	33	26	18	27	47	26	21	10	16	39	11	24	24	120			443
EisnerAmper	Financial Advisor					225	107	52	52	60	66	28	12	12	119			732
Houlihan Lokey	Investment Bank	71	120	120		348	120	120	120	120	240	120	120	120	600	2,750		5,669
Restructuring Directors			173			113			105			113			151			654
HK Director						-			25			25			33			83
HK Counsel							34	4	3	3	10	10	10	10	35			118
Fee Examiner									65	32	32	44	40	40	174			426
Other Fees								5		0								5
DIP Financing Fees - Rothschild											570				143			713
EXPENSES:																		
Company:																		
Paul Hastings	Restructuring Counsel	$ 35	$ 23	$ 26	$ 25	$ 45	35	63	57	60	(130)	14	58	58	334			705
Nixon Peabody	Local Counsel	17	1	0		0	1	0	0	0	0	0	1	1	5			26
Ropes & Gray	Corporate Counsel	7	3	4	2	3	3	41	29	23	26	7	40	22	66			277
Quinn Emanuel	Special Counsel	1	1	1	1		-	0	0	0	0	-	1	1	3			8
Rothschild	Investment Bank	25	44	49	(7)	12	27	2	20	7	3	6	12	12	42			253
A&M	Restructuring Advisors	27	38	12	15	18	9	7	8	9	11	7	8	9	39			214
KCC	Notice & Claims Agent		111	10	15	5	25	-	15	48	7	2	2	2	6			250
StoneTurn Group	Accountant to Corporate Counsel						0	1	1	5		0	3	2	5			16
UST	US Trustee Fees						1	-	-	-	-	-	-	-	-			1
UCC:																		
Kelley Drye	Restructuring Counsel	7	29	13	0	7	8	5	1	3	5	1	18	18	80			195
Devine Millimet & Branch	Local Counsel	0	0	0	1	0	0	1	0	0	1	0	2	2	5			13
EisnerAmper	Financial Advisor				0		2	0	2	5	0	-	1	1	4			15
Houlihan Lokey	Investment Bank	15	14	0	2	1	3	5	28	1	(1)	0	9	9	28			115
Restructuring Directors							2	8	2									11
HK Director									1									1
HK Counsel							3	-		0	-	-	-	-	-			3
Fee Examiner									1	0	0							2
Other Fees				95				1		-								96
DIP Financing Fees - Rothschild																		-
Total Paid		$ 2,824	$ 2,759	$ 2,231	$ 1,983	$ 4,773	$ 2,582	$ 2,901	$ 2,789	$ 2,386	$ 4,659	$ 1,590	$ 2,270	$ 2,003	$ 11,506	$ 6,689	$ -	$ 53,726

Average of ~$3m per month since the Petition Date excluding completion fees and approximately $3.5m with completion fees

ROTHSCHILD